                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): NOVEMBER 2, 2000


                       ASCHE TRANSPORTATION SERVICES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-24576                                                      36-3964954
         -------                                                      ----------
(Commission File Number)                       (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                             61078
----------------------------------------------                             -----
  (Address of Principal Executive Offices)                            (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Dismissal of Independent Accounting Firm

         (i) Ernst & Young, LLP, (the "principal accountants"), the independent accounting firm that audited the financial statements of the registrant for the years ended December 31, 1997 and December 31, 1998, was dismissed by the registrant on November 2, 2000. This action was approved by the audit committee of the board of directors and the board of directors of the registrant.

         (ii) On April 6, 2000, the principal accountants communicated verbally to management and the audit committee of the registrant their belief that a material weakness existed in the internal controls of the registrant and that information had come to the principal accountants' attention that had led them to believe that they could no longer rely on management's representations. As a result, the principal accountants indicated that they would be unable to complete the audit of the December 31, 1999 financial statements of the registrant at that time and that investors should no longer rely on the financial statements of the registrant or the reports of the principal accountants thereon for the years ended December 31, 1997 and 1998 nor on the interim financial statements of the registrant for the first three quarters of 1999. On April 11, 2000, the registrant issued a press release stating that the registrant had been advised by the principal accountants that, as a result of previously reported accounting irregularities at Asche Transfer, Inc., investors should no longer rely on the financial statements of the registrant or the reports of the principal accountants thereon for the years ended December 31, 1997 and 1998 nor the interim financial statements for the first three quarters of 1999. Since April 5, 2000, the principal accountants have not performed any audit procedures at the registrant and have not completed the audit of the financial statements for the year ended December 31, 1999. The registrant believes, however, that at the present time the necessary internal controls do exist to develop reliable financial statements and that management's representations are reliable.

         (iii) During the preceding two years and the subsequent interim period preceding the dismissal of the principal accountants, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their report. However, as indicated above, in April 2000, the principal accountants notified the registrant that they would be unable to complete the audit of the December 31, 1999 financial statements of the registrant at that time and that investors should no longer rely on the financial statements of the registrant or the reports of the principal accountants thereon for the years ended December 31, 1997 and 1998 nor on the interim financial statements of the registrant for the first three quarters of 1999.

     (b) Engagement of New Independent Accountants

         (i) On November 2, 2000, the registrant's audit committee and board of directors formally engaged Grant Thornton LLP (the "new accounting firm") of 130 East Randolph Drive, Chicago, Illinois 60601, to audit the registrant's financial statements. The new accounting firm was not consulted on any manner described in Regulation S-K item 304(a)(2) during the registrant's two most recent fiscal years and subsequent interim periods preceding the engagement of the new accounting firm. The new accounting firm has reviewed and approved the content of the Report on Form 8-K and has declined the opportunity to file any clarifying statement with the Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (1) Exhibit

       EXHIBIT                        DESCRIPTION
       -------                        -----------
       16.1                           Letter from Ernst & Young LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASCHE TRANSPORTATION SERVICES, INC.

Date:  November 9, 2000                   By:  /s/ Barbara A. Milligan
                                               -----------------------
                                                   Barbara A. Milligan,
                                                   Chief Financial Officer
                                                         (Signature)